# STATE OF NEVADA

***BARBARA K. CEGAVSKE***
*Secretary of State*

***KIMBERLEY PERONDI***
*Deputy Secretary*
*for Commercial Recordings*

***Commercial Recordings Division***
*202 N. Carson Street*
*Carson City, NV 89701-4201*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

**OFFICE OF THE**
**SECRETARY OF STATE**

## Certified Copy

March 1, 2018

**Job Number:** C20180228-3211
**Reference Number:** 00010905182-96
**Expedite:**
**Through Date:**

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

| Document Number(s) | Description | Number of Pages |
|---|---|---|
| C3214-1998-001 | Articles of Incorporation | 4 Pages/1 Copies |
| C3214-1998-004 | Amendment | 1 Pages/1 Copies |
| C3214-1998-006 | Amendment | 1 Pages/1 Copies |
| C3214-1998-010 | Amendment | 1 Pages/1 Copies |
| 20060013886-14 | Stock Split | 2 Pages/1 Copies |
| 20060041080-61 | Stock Split | 2 Pages/1 Copies |
| 20070087417-16 | Stock Split | 1 Pages/1 Copies |
| 20070652012-15 | Amendment | 2 Pages/1 Copies |
| 20070721647-56 | Amendment | 1 Pages/1 Copies |
| 20080007748-56 | Amendment | 2 Pages/1 Copies |
| 20080326976-73 | Amendment | 2 Pages/1 Copies |
| 20090715880-90 | Amendment | 1 Pages/1 Copies |
| 20100243826-58 | Amendment | 1 Pages/1 Copies |
| 20100499604-85 | Amendment | 1 Pages/1 Copies |
| 20100606108-64 | Certificate of Designation | 4 Pages/1 Copies |
| 20110099630-41 | Amendment | 1 Pages/1 Copies |
| 20110269117-30 | Amendment | 1 Pages/1 Copies |
| 20110721018-33 | Amendment | 1 Pages/1 Copies |
| 20110813412-63 | Amendment | 1 Pages/1 Copies |
| 20120240155-12 | Amendment | 4 Pages/1 Copies |
| 20120302301-14 | Amendment | 1 Pages/1 Copies |
| 20130659073-16 | Amendment | 1 Pages/1 Copies |
| 20140017628-41 | Amendment | 1 Pages/1 Copies |

**Commercial Recording Division**
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

| Document Number(s) | Description | Number of Pages |
|---|---|---|
| 20140019299-97 | Amendment | 5 Pages/1 Copies |
| 20140032676-41 | Amendment | 5 Pages/1 Copies |
| 20140089425-05 | Amendment | 3 Pages/1 Copies |
| 20140442191-78 | Amendment | 1 Pages/1 Copies |
| 20140503794-65 | Amendment | 1 Pages/1 Copies |
| 20140505327-59 | Amendment | 1 Pages/1 Copies |
| 20140558111-68 | Amendment | 1 Pages/1 Copies |
| 20140622101-19 | Amendment | 1 Pages/1 Copies |
| 20140818482-68 | Amendment | 1 Pages/1 Copies |
| 20150220109-92 | Amendment | 1 Pages/1 Copies |
| 20160165253-81 | Amendment | 1 Pages/1 Copies |
| 20160195302-19 | Amendment | 1 Pages/1 Copies |
| 20160277500-50 | Amendment | 1 Pages/1 Copies |
| 20160397903-60 | Amendment | 1 Pages/1 Copies |
| 20160439796-57 | Amendment | 1 Pages/1 Copies |
| 20160499382-14 | Amendment | 1 Pages/1 Copies |
| 20160522053-46 | Amendment | 1 Pages/1 Copies |
| 20170157040-67 | Amendment | 1 Pages/1 Copies |
| 20170294093-97 | Stock Split | 1 Pages/1 Copies |
| 20170293942-59 | Stock Split | 1 Pages/1 Copies |
| 20170301234-73 | Certificate of Correction | 1 Pages/1 Copies |
| 20170302226-95 | Amendment | 1 Pages/1 Copies |
| 20180053136-39 | Amendment | 1 Pages/1 Copies |

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Tracy Gillespie
Certificate Number: C20180228-3211
You may verify this certificate
online at http://www.nvsos.gov/

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

FEB 17 1998

No. C3214-1998

Dean Heller

DEAN HELLER, SECRETARY OF STATE

**Receipt No.** FY9800045697
CONRAD C. LYSIAK
02/17/1998 295.00
REC'D BY KR

# ARTICLES OF INCORPORATION

# OF

# GOLDSEARCH CORPORATION

* * * * *

## FIRST

The name of the corporation is GOLDSEARCH CORPORATION

## SECOND

Its principal office in the state of Nevada is located at One East First Street, Reno, Nevada 89501. The name and address of its resident agent is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

## THIRD

The purpose or purposes for which the corporation is organized:

To engage in and carry on any lawful business activity or trade, and any activities necessary, convenient, or desirable to accomplish such purposes, not forbidden by law or by these articles of incorporation.

## FOURTH

The amount of the total authorized capital stock of the corporation is Two Thousand Dollars ($2,000.00) consisting of One Hundred Million (100,000,000) shares of common stock of the par value of $0.00001 each and One Hundred Million (100,000,000) shares of preferred stock of the par value of $0.00001 each.

## FIFTH

The relative rights, classes, preferences, designations, rates, conditions, privileges, limitations, dividend rates, conversion rights, preemptive rights, voting rights, rights and terms of redemption, liquidation preferences, and sinking terms of the preferred stock shall be determined by the Board of Directors, without any further vote or action by shareholders. The Board of Directors, without shareholder approval, may issue shares of preferred stock with dividend rights, liquidation preferences or other rights that are superior to the rights of holders of common stock.

## SIXTH

The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation.

The names and addresses of the initial four members of the board of directors are:

| **NAME** | **POST-OFFICE ADDRESS** |
| --- | --- |
| 1. Garry Chapman | Suite 401 - 1550 West 11th Ave.<br>Vancouver, British Columbia<br>Canada V6J 2B6 |
| 2. Michael Patellis | 206 - 1770 Barclay Street<br>Vancouver, British Columbia<br>Canada V6G 1K5 |
| 3. John Payne | 877 Lillooet Road<br>North Vancouver, British Columbia<br>Canada V7J 2H6 |
| 4. John P. Ryan | 200 Riverwood Court<br>Post Falls, Idaho 83814 |

The number of members of the Board of Directors shall not be less than four nor more than thirteen.

## SEVENTH

The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

## EIGHTH

The name and addresses of each of the incorporators signing the Articles of Incorporation are as follows:

| **NAME** | **POST-OFFICE ADDRESS** |
| --- | --- |
| Conrad C. Lysiak | 601 West First Avenue<br>Suite 503<br>Spokane, Washington 99204 |

**NINTH**

The corporation is to have perpetual existence.

**TENTH**

In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation, which, to the extent provided in the resolution or in the bylaws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the bylaws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the corporation.

**ELEVENTH**

Meeting of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

## TWELFTH

This corporation reserves the right to amend alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

## THIRTEENTH

The corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Nevada.

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of February, 1998.

CONRAD C. LYSIAK

STATE OF WASHINGTON )
)
COUNTY OF SPOKANE )

On this 13th day of February, 1998, before me, a Notary Public, personally appeared CONRAD C. LYSIAK, who severally acknowledged that he executed the above instrument.

Notary Public, residing in the State of Washington, residing in Spokane.

My Commission Expires:

October 9, 1998

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 29 1999

No. C3214-98

Dean Heller

DEAN HELLER, SECRETARY OF STATE

INV. ($175.-)

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

GOLDSEARCH CORPORATION

The undersigned, Yiu Joe Cheung, President and Secretary, of Goldsearch Corporation, does hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 19th day of March, 1999, adopted a resolution to amend the original articles as follows:

ARTICLE FIRST is hereby amended to read as follows:

"The name of the corporation is KINeSYS Pharmaceutical, Inc."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 6,771,500; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

This Amendment shall be effective as of 9:00 A.M., April 2, 1999.

Yiu Joe Cheung, President

Yiu Joe Cheung, Secretary

COUNTRY OF CANADA )
) ss.:
PROVINCE OF BRITISH COLUMBIA)

On March 23, 1999, Yiu Joe Cheung personally appeared before me, a Notary Public, who acknowledged that he executed the above instrument.

Notary Public

FILED # C3214-98

DEC 1 5 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

**CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION**

**OF**

**KINESYS PHARMACEUTICAL, INC.**

The undersigned, Jeff Klotter and Josie Kletter, the President and Secretary respectively, of Kinesys Pharmaceutical, Inc., do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 1st day of November, 2000, adopted a resolution to amend the original articles as follows:

ARTICLE FIRST is hereby amended to read as follows:

"The name of the corporation is GOLDSEARCH, INC."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 10,150,000; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

This Amendment shall be effective as of 9:00 A.M., November 2, 2000.

Jeff Kletter, President

Josie Kletter, Secretary

FY01-38172

**DEAN HELLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

FILED # C3214-98

APR 21 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

# Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

*Important: Read attached instructions before completing form.*

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:
GOLDSEARCH INC.

2. The articles have been amended as follows (provide article numbers, if available):
RESOLVED THAT THE NAME OF THE CORPORATION BE CHANGED TO

DATABASE SOLUTIONS LTD.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Jason Wong

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees. See attached fee schedule.*

4/21/2004 11:26:28 AM $1,550.00
NL C20040421-0312

**DEAN HELLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Certificate of Change Pursuant to NRS 78.209

| Filed in the office of | Document Number |
|---|---|
| Dean Heller<br>Secretary of State<br>State of Nevada | **20060013886-14** |
| | Filing Date and Time<br>**01/10/2006 12:50 PM** |
| | Entity Number<br>**C3214-1998** |

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:
Database Solutions Ltd.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
2,000,000 par value of .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
600,000,000 par value of .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
N/A

7. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: ____________ Signature — President Title

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

***This form must be accompanied by appropriate fees.***

**CONSENT OF THE BOARD OF DIRECTORS**
**OF**
**Database Solutions Ltd.**

The undersigned, being all of the members of the Board of Directors of Database Solutions Ltd. (the "Corporation"), pursuant to the Nevada Revised Statutes, hereby consent to the adoption of the Board of Directors of the Corporation of the following resolutions and to the action authorized in such resolutions being taken by the Board of Directors in lieu of a meeting thereof:

RESOLVED, that the authorized number of shares be increased to Six Hundred Million (600,000,000) shares.

This action is taken by written consent in lieu of a meeting of the Corporation's directors, and the action taken hereby shall be the official action of the Board of Directors as if taken at a regular meeting of the Board of Directors, duly noticed. By their signatures hereon, the directors hereby waive any requirement of notice and consent to the resolutions contained herein.

Kelvin Findlay - Secretary

Date: November 28, 2005

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Certificate of Change Pursuant to NRS 78.209

| Filed in the office of | Document Number |
| --- | --- |
| Dean Heller<br>Secretary of State<br>State of Nevada | 20060041080-61 |
| | Filing Date and Time<br>01/25/2006 11:50 AM |
| | Entity Number<br>C3214-1998 |

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Database Solutions Ltd.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

600,000,000 par value .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

800,000,000 par value .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: ______________ Signature President Title

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

***This form must be accompanied by appropriate fees.***

**CONSENT OF THE BOARD OF DIRECTORS**
**OF**
**Database Solutions Ltd.**

The undersigned, being all of the members of the Board of Directors of Database Solutions Ltd. (the "Corporation"), pursuant to the Nevada Revised Statutes, hereby consent to the adoption of the Board of Directors of the Corporation of the following resolutions and to the action authorized in such resolutions being taken by the Board of Directors in lieu of a meeting thereof:

RESOLVED, that the authorized number of shares be increased to Eight Hundred Million (800,000,000) shares, with .001 par value.

This action is taken by written consent in lieu of a meeting of the Corporation's directors, and the action taken hereby shall be the official action of the Board of Directors as if taken at a regular meeting of the Board of Directors, duly noticed. By their signatures hereon, the directors hereby waive any requirement of notice and consent to the resolutions contained herein.

Kervin Findlay, Secretary

Date: January 23, 2006

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| Filed in the office of | Document Number 20070087417-16 |
|---|---|
| [signature] | Filing Date and Time 02/07/2007 9:10 AM |
| Ross Miller Secretary of State State of Nevada | Entity Number C3214-1998 |

# Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Database Solutions, Ltd

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

800,000,000 par value of .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

1,200,000,000 par value of .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President

Signature Title

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State AM 78.209 2007
Revised 01/01/2007

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| Filed in the office of | Document Number 20070652012-15 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 09/25/2007 10:16 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

DATABASE SOLUTIONS LTD.

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED THAT THE NAME OF THE CORPORATION BE CHANGED TO:

BLUE DATA GROUP, INC.

RESOLVED THAT THE ISSUED SHARES OF THE CORPORATION BE CONSOLIDATED ON A ONE(1) NEW FOR ONE THOUSAND (1000) OLD BASIS

RESOLVED THAT THE AUTHORIZED SHARES OF THE CORPORATION BE CHANGED TO 250,000,000 PAR VALUE $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 70%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (**Required**): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**MINUTES OF THE SPECIAL MEETING OF THE BOARD OF DIRECTORS OF DATABASE SOLUTIONS LTD.**

WHEREAS, a special meeting of the Board of Directors was held on September 19, 2007 to address various corporate matters to be resolved.

ALL present.

The following items were reviewed and discussed: the direction of the company, the consolidation of the present capital structure, and change in corporations name,

AFTER discussion, motion made, seconded and carried it was:

RESOLVED, that the Company with majority shareholder approval, consolidate its issued shares on a one (1) new for One Thousand (1000) old basis is approved and accepted.

RESOLVED, that the Company reduce the authorized shares from 1,200,000,000 par value $.001 to 250,000,000 with a par value of $.001

RESOLVED, that the Company change its name from Database Solutions Ltd. to Blue Lab Group, Inc.

RESOLVED, that all regulatory agencies, including the transfer agent be informed of the changes.

There is no further business before the Board; on motion duly made, seconded and carried the meeting was adjourned.

Dated: September 19, 2007

Kervin Findlay, Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

| Filed in the office of | Document Number 20070721647-56 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 10/23/2007 10:46 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

BLUE DATA GROUP, INC.

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED THAT THE NAME OF THE CORPORATION BE CHANGED TO:
Expert Group, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 70%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| Filed in the office of | Document Number 20080007748-56 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 01/07/2008 8:53 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED THAT THE AUTHORIZED SHARES OF THE CORPORATION BE CHANGED TO 750,000,000 PAR VALUE $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 60%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**CONSENT OF THE BOARD OF DIRECTORS**
**OF**
**Expert Group, Inc.**

The undersigned, being all of the members of the Board of Directors of Expert Group, Inc. (the "Corporation"), pursuant to the Nevada Revised Statutes, hereby consent to the adoption of the Board of Directors of the Corporation of the following resolutions and to the action authorized in such resolutions being taken by the Board of Directors in lieu of a meeting thereof:

RESOLVED, that the authorized number of shares be increased to Seven Hundred and Fifty Million (750,000,000) shares.

This action is taken by written consent in lieu of a meeting of the Corporation's directors, and the action taken hereby shall be the official action of the Board of Directors as if taken at a regular meeting of the Board of Directors, duly noticed. By their signatures hereon, the directors hereby waive any requirement of notice and consent to the resolutions contained herein.

Robert Rico – CEO

Shirley Rico - President

Date: January 4, 2008

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Ste 1**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| Filed in the office of | Document Number 20080326976-73 |
|---|---|
| [signature] | Filing Date and Time 05/13/2008 8:30 AM |
| Ross Miller Secretary of State State of Nevada | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

EXPERT GROUP INC. FILE NUMBER C3214-1998

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED THAT THE AUTHORIZED SHARES OF THE CORPORATION BE INCREASEED FROM 750,000,000 SHARES WITH PAR VALUE $0.001 TO 2,000,000,000 SHARES WITH PAR VALUE $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 60%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Amendments F. 775 684-5731

**CONSENT OF THE BOARD OF DIRECTORS**
**OF**
**EXPERT GROUP, INC.**

The undersigned, being all of the members of the Board of Directors of Expert Group, Inc. (the "Corporation"), pursuant to the Nevada Revised Statutes, hereby consent to the adoption of the Board of Directors of the Corporation of the following resolution and to the action authorized in such resolution being taken by the Board of Directors in lieu of a meeting thereof:

RESOLVED, that the authorized number of shares be increased to Two Billion (2,000,000,000) shares.

This action is taken by written consent in lieu of a meeting of the Corporation's directors, and the action taken hereby shall be the official action of the Board of Directors as if taken at a regular meeting of the Board of Directors, duly noticed. By their signatures hereon, the directors hereby waive any requirement of notice and consent to the resolution contained herein.

**Robert Rico-CEO & Director**

**Shirley Rico-President & Director**

**Date: May 12, 2008**

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of | Document Number 20090715880-90 |
| --- | --- |
| Ross Miller<br>Secretary of State<br>State of Nevada | Filing Date and Time 09/30/2009 7:39 AM |
| | Entity Number C3214-1998 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
## (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the Company is authorized to issue is one hundred million (100,000,000) Shares of Common Stock, par value $.001.

The number of Shares of Preferred Stock the Company is authorized to issue is ten million (10,000,000) Shares of Preferred Stock, par value $.001, in such classes and on such terms as are determined by the Board of Directors from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

*090201*

| Filed in the office of | Document Number 20100243826-58 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 04/15/2010 12:02 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the Company is authorized to issue is seventy five million (75,000,000) Shares of Common Stock, par value $0.001.

The number os Shares of Preferred Stock the Company is authorized to issue is ten million (10,000,000) Shares of Preferred Stock, par value of $0.001, in such classes and on such terms as are determined by the Board of Directors from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

| Filed in the office of | Document Number 20100499604-85 |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | Filing Date and Time 07/07/2010 11:20 AM |
| | Entity Number C3214-1998 |

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue is one hundred and fifty million (150,000,000) Shares of Common Stock, par value $.001.

The number of Shares of Preferred Stock the Company is authorized to issue is ten million (10,000,000) Shares of Preferred Stock, par value $.001, in such classes and on such terms as are determined by the Board of Directors from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*150101*

| Filed in the office of | Document Number 20100606108-64 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 08/12/2010 6:35 AM |
| | Entity Number C3214-1998 |

# Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Designation For Nevada Profit Corporations
**(Pursuant to NRS 78.1955)**

1. Name of corporation:

Expert Group, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

See attached Series A Preferred Stock Designation of Expert Group, Inc.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

**Filing Fee: $175.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

## SERIES A PREFERRED STOCK DESIGNATION OF EXPERT GROUP, INC.

I. The Shareholders of Expert Group, Inc. (the "Corporation") adopted a resolution on and dated September 30, 2009, setting forth the then proposed Certificate of Amendment, including the rights and preferences of the Corporation's Series A Preferred Stock, declaring its advisability.

II. The resolution by which the Corporation's Shareholders adopted the Certificate, as set forth above, provides that whereas the Corporation's Articles of Incorporation (the "Articles of Incorporation") authorize the issuance of preferred stock (the "Preferred Stock"), the Corporation hereby provides for and authorizes the issuance of up to ten million (10,000,000) shares of a series of Preferred Stock designated as the "Series A Preferred Stock" as follows:

a. **Designation:** This series of preferred shares shall be designated and known as "Series A Preferred Stock." The number of shares constituting Series A Preferred Stock shall be 10,000,000 The stated value of the Series A Preferred Stock shall be $.001 per share.

b. **Dividends:** The holders of Series A Preferred Stock shall be entitled to receive dividends at a rate of twelve percent (12%) of the original purchase price per annum, payable when, as and if declared by and at the discretion of the Board of Directors.

c. **Liquidation Preference:** In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distribution to the shareholders of the Corporation shall be made in the following manner:

   i. The holders of the Series A Preferred Stock shall be entitled to receive in preference to the Common Stock (the "Common") an amount payable in cash equal to the original purchase price for the Series A Preferred Stock plus declared and unpaid dividends the "Liquidation Preference". After the payment of the Liquidation Preference to the holders of the Series A Preferred Stock, the remaining assets shall be distributed ratably to the holders of the Common and the Series A Preferred Stock (assuming the conversion of all Preferred Stock).

   ii. A merger, reorganization or other acquisition type transaction in which control of the Corporation or all or substantially all of its assets is transferred will be treated by holders of the Series A Preferred as a liquidation.

   iii. Notwithstanding the above, the Corporation may, at any time, out of funds legally available therefore, repurchase shares of Common Stock of the Corporation issued to or held by employees, officers, directors, or consultants of the Corporation or its subsidiaries upon termination of their employment or services, pursuant to any agreement providing for such right of repurchase.

d. **Conversion:** Series A Preferred Stock shall be convertible (a) until not later than the close of business on the fifth (5th) business day prior to the date fixed for

redemption in any notice of redemption, at the option of the holder thereof; (b) at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for such shares, into the aggregate of fifty-one percent (51%) of the Common Stock of the Corporation outstanding on the date of conversion.

i. Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, the holder of Series A Preferred Stock shall surrender the certificate or certificates thereof, fully endorsed, at the office of the Corporation or any transfer agent of such Series A Preferred Stock, and shall give written notice to the Corporation at such office that the Holder elects to convert the same and shall state therein the Holder's name or the name or names of the Holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder or to the holder's nominee or nominees, a Common Stock to which the holder shall be entitled as aforesaid. Conversion shall be deemed to have occurred immediately prior to the close of business on the date such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon any conversion, accrued and unpaid interest on the Series A Preferred Stock shall be disregarded and not paid.

ii. Conversion into Common Stock. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is on the basis of one (1) share of Series A Preferred Stock convertible into one hundred (100) shares of Common Stock.

iii. Anti-dilution Provisions. No adjustment for stock splits, stock dividends, recapitalization, and the like are authorized. The conversion price will be adjusted on a weighted average basis (based on all outstanding shares of Series A Preferred and Common Stock) for issuances of additional equity securities at a purchase price below the then-effective conversion price (subject to standard exceptions).

iv. Voting Rights. Series A Preferred Stock shall be entitled to notice of any Shareholders' Meeting. Except as otherwise provided herein or by law, the shares of the Series A Preferred Stock shall be entitled to vote with the shares of the Corporation's Common Stock at any annual or special meeting of the stockholders of the Corporation. The Series A Preferred Stock shall have voting rights of the Corporation's outstanding Common Stock on a one-for-one hundred (1:100) basis. The holder of Series A Preferred Stock, through the ownership of Series A Preferred Stock has the voting power to act on the behalf of the Corporation, to call a special meeting of the shareholders, to remove and/or replace the Board of Directors or management or to do anything which, in his or her sole judgment, will materially and adversely impact the business of the Corporation in any manner whatsoever, including, but not limited to,

interference with the Company's capacity to receive funds from the sales of products, to issue communications with Shareholders or new releases, any violations of any state or federal securities laws, or any action, which could cause the bankruptcy, dissolution, or other termination of the Corporation or interruption with the conduct of business of the Company.

e. **Term:** The Series A Preferred Stock does not expire nor carry an expiration date.
f. **Certain Adjustments:** If the Corporation, at any time while the Series A Preferred Stock is outstanding, (A) shall pay a stock dividend or otherwise make a distribution of shares on its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock; (B) adjusts the outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares; (D) reverse splits the shares of Common Stock; or (E) issues by reclassification of shares of the Common Stock any shares of capital stock for the corporation, the certificate shall be non-dillutive with respect to any corporation transaction or action, including, but not limited to reverse splits, stock dividends, the issuance of new shares of Common Stock for cash or cashless warrants or options by any corporate transaction being a merger, consolidation, purchase of assets, the purchase or sale of all or substantially all of the Company's business and shall at all times be convertible into 51% of the Common Stock of the Corporation outstanding at the time of conversion.
g. **Protective Provisions:** So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the total number of shares of Series A Preferred Stock outstanding:
   i. Alter the rights, preferences or privileges of the Series A Preferred Stock so as to materially adversely affect the Preferred Stock; or
   ii. Increase the number of authorized shares of Series A Preferred Stock; or
   iii. Create any new class of shares having preferences over or being on parity with the Series A Preferred Stock as to voting rights.
h. **Notices:** Any notice required by the provisions hereof to be given to the holders of Series A Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate this 11th day of August 2010.

**EXPERT GROUP, INC.**

By: ____________________
Name: Robert Rico
Title: Chief Executive Officer

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

*090201*

| Filed in the office of | Document Number 20110099630-41 |
| --- | --- |
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 02/08/2011 12:57 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
## (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue is two hundred and fifty million (250,000,000) Shares of Common Stock, par value $0.001.

The number of Shares of Preferred Stock the Company is authorized to issue is ten million (10,000,000) Shares of Preferred Stock, par value $0.001, in such classes and on such terms as are determined by the Board of Directors from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*090201*

| Filed in the office of | Document Number |
| --- | --- |
| Ross Miller<br>Secretary of State<br>State of Nevada | 20110269117-30 |
| | Filing Date and Time<br>04/11/2011 9:45 AM |
| | Entity Number<br>C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue is four hundred and fifty million (450,000,000) Shares of Common Stock, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090201*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number 20110721018-33 |
| --- | --- |
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 10/05/2011 10:20 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue if seven hundred million (700,000,000) Shares of Common Stock, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X**

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*090201*

| Filed in the office of | Document Number |
| --- | --- |
| Ross Miller<br>Secretary of State<br>State of Nevada | 20110813412-63 |
| | Filing Date and Time<br>11/16/2011 10:00 AM |
| | Entity Number<br>C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue is one billion shares (1,000,000,000) Shares of Common Stock, par value $0.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090201*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
|---|---|
| [signature] | **20120240155-12** |
| Ross Miller | Filing Date and Time |
| Secretary of State | **04/04/2012 2:30 PM** |
| State of Nevada | Entity Number |
| | **C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

**ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of Shares of Common Stock the company is authorized to issue is one billion shares (1,000,000,000) Shares of Common Stock, par value $0.0001.
The number of preferred shares constituting Series A Preferred Stock shall be 10,000,000 shares. The Stated value of Series A Preferred Stock shall be $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# SERIES A PREFERRED STOCK DESIGNATION OF
# EXPERT GROUP, INC.

I. The Shareholders of Expert Group, Inc. (the "Corporation") adopted a resolution on and dated September 30, 2009, setting forth the then proposed Certificate of Amendment, including the rights and preferences of the Corporation's Series A Preferred Stock, declaring its advisability.

II. The resolution by which the Corporation's Shareholders adopted the Certificate, as set forth above, provides that whereas the Corporation's Articles of Incorporation (the "Articles of Incorporation") authorize the issuance of preferred stock (the "Preferred Stock"), the Corporation hereby provides for and authorizes the issuance of up to ten million (10,000,000) shares of a series of Preferred Stock designated as the "Series A Preferred Stock" as follows:

a. **Designation:** This series of preferred shares shall be designated and known as "Series A Preferred Stock." The number of shares constituting Series A Preferred Stock shall be 10,000,000 The stated value of the Series A Preferred Stock shall be $.001 per share.
b. **Dividends:** The holders of Series A Preferred Stock shall be entitled to receive dividends at a rate of twelve percent (12%) of the original purchase price per annum, payable when, as and if declared by and at the discretion of the Board of Directors.
c. **Liquidation Preference:** In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distribution to the shareholders of the Corporation shall be made in the following manner:
    i. The holders of the Series A Preferred Stock shall be entitled to receive in preference to the Common Stock (the "Common") an amount payable in cash equal to the original purchase price for the Series A Preferred Stock plus declared and unpaid dividends the "Liquidation Preference". After the payment of the Liquidation Preference to the holders of the Series A Preferred Stock, the remaining assets shall be distributed ratably to the holders of the Common and the Series A Preferred Stock (assuming the conversion of all Preferred Stock).
    ii. A merger, reorganization or other acquisition type transaction in which control of the Corporation or all or substantially all of its assets is transferred will be treated by holders of the Series A Preferred as a liquidation.
    iii. Notwithstanding the above, the Corporation may, at any time, out of funds legally available therefore, repurchase shares of Common Stock of the Corporation issued to or held by employees, officers, directors, or consultants of the Corporation or its subsidiaries upon termination of their employment or services, pursuant to any agreement providing for such right of repurchase.

d. **Conversion:** Series A Preferred Stock shall be convertible (a) until not later than the close of business on the fifth ($5^{th}$) business day prior to the date fixed for

redemption in any notice of redemption, at the option of the holder thereof; (b) at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for such shares, into the aggregate of fifty-one percent (51%) of the Common Stock of the Corporation outstanding on the date of conversion.

i. Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, the holder of Series A Preferred Stock shall surrender the certificate or certificates thereof, fully endorsed, at the office of the Corporation or any transfer agent of such Series A Preferred Stock, and shall give written notice to the Corporation at such office that the Holder elects to convert the same and shall state therein the Holder's name or the name or names of the Holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder or to the holder's nominee or nominees, a Common Stock to which the holder shall be entitled as aforesaid. Conversion shall be deemed to have occurred immediately prior to the close of business on the date such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon any conversion, accrued and unpaid interest on the Series A Preferred Stock shall be disregarded and not paid.

ii. Conversion into Common Stock. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is on the basis of one (1) share of Series A Preferred Stock convertible into one hundred (100) shares of Common Stock.

iii. Anti-dilution Provisions. No adjustment for stock splits, stock dividends, recapitalization, and the like are authorized. The conversion price will be adjusted on a weighted average basis (based on all outstanding shares of Series A Preferred and Common Stock) for issuances of additional equity securities at a purchase price below the then-effective conversion price (subject to standard exceptions).

iv. Voting Rights. Series A Preferred Stock shall be entitled to notice of any Shareholders' Meeting. Except as otherwise provided herein or by law, the shares of the Series A Preferred Stock shall be entitled to vote with the shares of the Corporation's Common Stock at any annual or special meeting of the stockholders of the Corporation. The Series A Preferred Stock shall have voting rights of the Corporation's outstanding Common Stock on a one-for-one hundred (1:100) basis. The holder of Series A Preferred Stock, through the ownership of Series A Preferred Stock has the voting power to act on the behalf of the Corporation, to call a special meeting of the shareholders, to remove and/or replace the Board of Directors or management or to do anything which, in his or her sole judgment, will materially and adversely impact the business of the Corporation in any manner whatsoever, including, but not limited to,

interference with the Company's capacity to receive funds from the sales of products, to issue communications with Shareholders or new releases, any violations of any state or federal securities laws, or any action, which could cause the bankruptcy, dissolution, or other termination of the Corporation or interruption with the conduct of business of the Company.

e. **Term:** The Series A Preferred Stock does not expire nor carry an expiration date.
f. **Certain Adjustments:** If the Corporation, at any time while the Series A Preferred Stock is outstanding, (A) shall pay a stock dividend or otherwise make a distribution of shares on its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock; (B) adjusts the outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares; (D) reverse splits the shares of Common Stock; or (E) issues by reclassification of shares of the Common Stock any shares of capital stock for the corporation, the certificate shall be non-dillutive with respect to any corporation transaction or action, including, but not limited to reverse splits, stock dividends, the issuance of new shares of Common Stock for cash or cashless warrants or options by any corporate transaction being a merger, consolidation, purchase of assets, the purchase or sale of all or substantially all of the Company's business and shall at all times be convertible into 51% of the Common Stock of the Corporation outstanding at the time of conversion.
g. **Protective Provisions:** So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the total number of shares of Series A Preferred Stock outstanding:
    i. Alter the rights, preferences or privileges of the Series A Preferred Stock so as to materially adversely affect the Preferred Stock; or
    ii. Increase the number of authorized shares of Series A Preferred Stock; or
    iii. Create any new class of shares having preferences over or being on parity with the Series A Preferred Stock as to voting rights.
h. **Notices:** Any notice required by the provisions hereof to be given to the holders of Series A Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate this 11th day of August 2010.

**EXPERT GROUP, INC.**

By: ______________________

Name: Robert Rico

Title: Chief Executive Officer

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20120302301-14 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 04/30/2012 8:00 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of shares common stock the company is authorized to issue is two billion shares (2,000,000,000) shares of common stock, par value $0.0001.

The number of preferred shares constituting series A preferred stock shall be 10,000,000 shares. The stated value of series A preferred stock shall be $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

1 of 3

*090201*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
| --- | --- |
| Ross Miller<br>Secretary of State<br>State of Nevada | **20130659073-16** |
| | Filing Date and Time<br>**10/08/2013 11:52 AM** |
| | Entity Number<br>**C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Expert Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Corporate Name Change to:

American Premium Water Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Unanomous / Majority Vote

4. Effective date and time of filing: (optional) Date: 10-8-13 Time: 2:40

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*090203*

| Filed in the office of | Document Number 20140017628-41 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 01/02/2014 1:50 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

American Premium Water Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article Fourth: Each one thousand (1000) shares of Common Stock of the Corporation issued and outstanding shall be exchanged and combined into one (1) share of Common Stock. Each share of Preferred Stock of the Corporation issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall remain equal to one share of Preferred Stock. The Reverse Stock Split will be affected on a certificate-by-certificate basis, and any fractional shares resulting from such combination shall be cancelled and paid as cash-in-lieu at the share price pre reverse stock split and rounded down to the nearest whole share on a certificate-by-certificate basis. The Reverse Stock Split shall occur automatically without any further action by holders of the shares of Common Stock affected thereby. All rights, preferences and privileges of the Common Stock have been adjusted to reflect the Reverse Split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

4. Effective date and time of filing: (optional) Date: 1/2/2014 Time: 9:53 am

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090203*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
| --- | --- |
| Ross Miller<br>Secretary of State<br>State of Nevada | **20140019299-97** |
| | Filing Date and Time<br>**01/09/2014 8:05 AM** |
| | Entity Number<br>**C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article Fourth: Each one thousand (1000) shares of Common Stock of the Corporation issued and outstanding shall be exchanged and combined into one (1) share of Common Stock. Each share of Preferred Stock of the Corporation issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall remain equal to one share of Preferred Stock. The Reverse Stock Split will be affected on a certificate-by-certificate basis, and any fractional shares resulting from such combination shall be cancelled and paid as cash-in-lieu at the share price pre reverse stock split and rounded down to the nearest whole share on a certificate-by-certificate basis. The Reverse Stock Split shall occur automatically without any further action by holders of the shares of Common Stock affected thereby. All rights, preferences and privileges of the Common Stock have been adjusted to reflect the Reverse Split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

4. Effective date and time of filing: (optional) Date: 1/2/2014 Time: 9:53 am

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# AMERCIAN PREMIUM WATER CORPORATION

**WRITTEN CONSENT OF A QUORUM OF THE SHAREHOLDERS**
**IN LIEU OF A MEETING OF**
**AMERCIAN PREMIUM WATER CORPORATION**
**(A NEVADA CORPORATION)**

**January 2, 2014**

The undersigned stockholder, who directly or indirectly controls the requisite voting power of **AMERCIAN PREMIUM WATER CORPORATION** , a Nevada corporation (the "Company"), and acting as a quorum of the shareholders by written consent representing the majority of all of the issued and outstanding common stock (the "Shareholder"), hereby adopts the following resolutions, effective as of the date hereof:

**WHEREAS,** a quorum of the Shareholders acknowledge that , Section NRS 78.320 of the Nevada law states that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. A majority of the voting power constitutes a quorum for the transaction of business and any action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. An authorization by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock; and

**WHEREAS,** a quorum of the Shareholders recognize that the Certificate of Designation for the Series A Preferred provides for voting rights wherein that the Series A Preferred Shares shall be entitled to the number of votes equal to the number of shares of common shares into which it is convertible; and

**WHEREAS,** a quorum of the Shareholders concede that in Article 2 Meeting of Shareholders of the Bylaws that any action required or permitted to be taken at a meeting of shareholders may be effected by an instrument in writing setting forth such action, executed by the proportion of shareholders needed to authorize such action, which instrument shall be filed at the principal office of the corporation or with the minutes maintained for meetings of shareholders; and

**WHEREIN,** a quorum of the Shareholders have deemed it advisable and in the best interest of the Company to reverse split the shares of the common stock of the of the Company at a ratio of 1 share for every 1000 shares issued and outstanding, (the "Transaction"). That the Board of Directors of the Company be permitted to proceed with said corporate action and determine the timing of said corporate action at the Board's discretion; and further;

**NOW, THEREFORE, BE IT RESOLVED,** that the Company be, and hereby is, authorized and empowered to reverse split the shares of the common stock of the of the Company at a ratio of 1 shares for every 1000 shares issued and outstanding, and that the timing of the Transaction shall be at the sole discretion of the Board of Directors; and be it further;

1/2/14
R

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to execute, deliver, and perform, any agreements, instruments and documents in connection therewith and each of the transactions contemplated thereby (collectively, the "Transactions") with such filings, amendments, modifications and supplements thereto as the officers of the Company, or any of them acting singly, shall approve, the execution by the officers, or any of them acting singly, to constitute conclusive evidence of the approval of the terms of the approved Transaction and as may be deem necessary or appropriate to carry out the purposes of the resolutions herein; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to take any and all further action necessary, appropriate or desirable in connection with the Transaction, any documents described or otherwise defined therein, and the Transactions, including, without limitation, the execution, delivery and filing on behalf of and in the name of the Company of all such corporate action requires thereto and any other agreement, document and instrument as any officer of the Company may deem necessary or desirable in connection therewith; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify, deliver, file and record with the appropriate judicial, public and governmental authorities or such other persons or entities, such additional agreements, documents and instruments as such officer of the Company may deem necessary, convenient, appropriate, desirable or proper, as the case may be, to implement the provisions of the foregoing resolutions and to consummate the transactions contemplated thereby, the execution, certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be the conclusive evidence of the authority therefore; and be it further; and

**RESOLVED,** that all actions of any kind heretofore taken by the directors or any of the officers of the Company, on behalf of the Company, in connection with the Transactions and the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

**IN WITNESS WHEREOF,** the foregoing resolutions were duly adopted by a quorum of the Shareholders that represent a majority of the stock of the Company entitled to vote, and the undersigned has executed this instrument as of this 2 day of January , 2014 and directs that it be filed with the minutes of the proceedings of the Company.

AMERCIAN PREMIUM WATER CORPORATION

Al Culbreth, CEO
Majority Shareholder

1/2/14

**UNANIMOUS WRITTEN CONSENT**
**OF**
**THE BOARD OF DIRECTORS**
**AND**
**SHAREHOLDER**
**OF**
**AMERCIAN PREMIUM WATER CORPORATION**
**January 2, 2014**

The undersigned, being the sole member of the board of directors (the "Board of Directors") and a shareholder that represents the majority of all of the issued and outstanding common stock (the "Shareholder") of **AMERCIAN PREMIUM WATER CORPORATION,** a Nevada corporation (the "Company"), do hereby consent in writing to the actions set forth in the following resolutions and direct that this consent be filed with the minutes of the Company:

**WHEREAS,** the Board of Directors and Shareholder have deemed it advisable and in the best interest of the Company to reverse split the shares of the common stock issued and outstanding of the Company at a ratio of 1000 for every 1 share issued and outstanding.of the Company (the "Share Capital Decrease") by way of filing a certificate of amendment to the certificate of incorporation of the Company (the "Amendment") with Secretary of State of the State of Nevada; and further;

**NOW, THEREFORE, BE IT RESOLVED**, that the Company be, and hereby is, authorized and empowered to file the Amendment with Secretary of State of the State of Nevada in order to effect the Share Capital Decrease; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to execute, deliver, and perform the Share Capital Decrease, the Amendment, and each of the exhibits and schedules thereto and all other agreements, instruments and documents in connection therewith and each of the transactions contemplated thereby (collectively, the "Transactions") with such amendments, modifications and supplements thereto as the officers of the Company, or any of them acting singly, shall approve, the execution by the officers, or any of them acting singly, to constitute conclusive evidence of the approval of the terms of the Amendment; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to take any and all further action necessary, appropriate or desirable in connection with each of the Transaction, the Amendment, each of the other documents described or otherwise defined therein, and the Transactions, including, without limitation, the execution, delivery and filing on behalf of and in the name of the Company of all such amendments thereto and any other agreement, document and instrument as any officer of the Company may deem necessary or desirable in connection therewith; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify, deliver, file and record with the appropriate judicial, public and governmental authorities or such other persons or entities, such additional agreements, documents and instruments as such officer of the Company may deem necessary, convenient, appropriate, desirable or proper, as the case may be, to implement the provisions of the foregoing resolutions and to consummate the transactions contemplated thereby, the execution, certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be the conclusive evidence of the authority therefor; and be it further; and

1/2/14

**RESOLVED,** that all actions of any kind heretofore taken by the directors or any of the officers of the Company, on behalf of the Company, in connection with the Transactions and the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

**IN WITNESS WHEREOF,** the foregoing resolutions were duly adopted by the Board of Directors and Shareholder that represents all of the issued and outstanding common stock of the Company as of the date first above written.

**Members of the Board of Directors:**

_______________________________

Al Culbreth, CEO
American Premium Water Corporation

**Shareholder:**

_______________________________

Al Culbreth

1/2/14

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

*090203*

| Filed in the office of | Document Number 20140032676-41 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 01/15/2014 8:48 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
American Premium Water Corporation

2. The articles have been amended as follows: (provide article numbers, if available)
At the initial date and time of effectiveness of this Certificate of Amendment, the following recapitalization shall occur (i) Each one thousand (1000) shares of Common Stock of the Corporation issued and outstanding shall be exchanged and combined into one (1) share of Common Stock; (ii) each share of Preferred Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall remain equal to one share of Preferred Stock. The Reverse Stock Split will be effected on a certificate-by certificate basis, and any fractional share resulting from such combination shall be rounded up to the nearest whole share on a certificate-by-certificate basis. The Reverse Stock Split shall occur automatically without any further action by the holders of the shares of Common Stock and Preferred Stock (as defined below) affected thereby. All rights, preferences and privileges of the Common Stock and Preferred Stock have been adjusted to reflect the Reverse Stock Split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

4. Effective date and time of filing: (optional) Date: 1/15/2014 Time: 1:56
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# AMERCIAN PREMIUM WATER CORPORATION

WRITTEN CONSENT OF A QUORUM OF THE SHAREHOLDERS
IN LIEU OF A MEETING OF
AMERCIAN PREMIUM WATER CORPORATION
(A NEVADA CORPORATION)

January 2, 2014

The undersigned stockholder, who directly or indirectly controls the requisite voting power of **AMERCIAN PREMIUM WATER CORPORATION** , a Nevada corporation (the "Company"), and acting as a quorum of the shareholders by written consent representing the majority of all of the issued and outstanding common stock (the "Shareholder"), hereby adopts the following resolutions, effective as of the date hereof:

**WHEREAS**, a quorum of the Shareholders acknowledge that , Section NRS 78.320 of the Nevada law states that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. A majority of the voting power constitutes a quorum for the transaction of business and any action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. An authorization by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock; and

**WHEREAS**, a quorum of the Shareholders recognize that the Certificate of Designation for the Series A Preferred provides for voting rights wherein that the Series A Preferred Shares shall be entitled to the number of votes equal to the number of shares of common shares into which it is convertible; and

**WHEREAS**, a quorum of the Shareholders concede that in Article 2 Meeting of Shareholders of the Bylaws that any action required or permitted to be taken at a meeting of shareholders may be effected by an instrument in writing setting forth such action, executed by the proportion of shareholders needed to authorize such action, which instrument shall be filed at the principal office of the corporation or with the minutes maintained for meetings of shareholders; and

**WHEREIN**, a quorum of the Shareholders have deemed it advisable and in the best interest of the Company to reverse split the shares of the common stock of the of the Company at a ratio of 1 share for every 1000 shares issued and outstanding, (the "Transaction"). That the Board of Directors of the Company be permitted to proceed with said corporate action and determine the timing of said corporate action at the Board's discretion; and further;

**NOW, THEREFORE, BE IT RESOLVED**, that the Company be, and hereby is, authorized and empowered to reverse split the shares of the common stock of the of the Company at a ratio of 1 shares for every 1000 shares issued and outstanding, and that the timing of the Transaction shall be at the sole discretion of the Board of Directors; and be it further;

1/2/14
R

RESOLVED, that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to execute, deliver, and perform, any agreements, instruments and documents in connection therewith and each of the transactions contemplated thereby (collectively, the "Transactions") with such filings, amendments, modifications and supplements thereto as the officers of the Company, or any of them acting singly, shall approve, the execution by the officers, or any of them acting singly, to constitute conclusive evidence of the approval of the terms of the approved Transaction and as may be deem necessary or appropriate to carry out the purposes of the resolutions herein; and be it further;

RESOLVED, that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to take any and all further action necessary, appropriate or desirable in connection with the Transaction, any documents described or otherwise defined therein, and the Transactions, including, without limitation, the execution, delivery and filing on behalf of and in the name of the Company of all such corporate action requires thereto and any other agreement, document and instrument as any officer of the Company may deem necessary or desirable in connection therewith; and be it further;

RESOLVED, that any officer of the Company, and each of them acting singly, be and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify, deliver, file and record with the appropriate judicial, public and governmental authorities or such other persons or entities, such additional agreements, documents and instruments as such officer of the Company may deem necessary, convenient, appropriate, desirable or proper, as the case may be, to implement the provisions of the foregoing resolutions and to consummate the transactions contemplated thereby, the execution, certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be the conclusive evidence of the authority therefore; and be it further; and

RESOLVED, that all actions of any kind heretofore taken by the directors or any of the officers of the Company, on behalf of the Company, in connection with the Transactions and the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

IN WITNESS WHEREOF, the foregoing resolutions were duly adopted by a quorum of the Shareholders that represent a majority of the stock of the Company entitled to vote, and the undersigned has executed this instrument as of this 2 day of January , 2014 and directs that it be filed with the minutes of the proceedings of the Company.

AMERCIAN PREMIUM WATER CORPORATION

Al Culbreth, CEO
Majority Shareholder

1/2/14

**UNANIMOUS WRITTEN CONSENT**
**OF**
**THE BOARD OF DIRECTORS**
**AND**
**SHAREHOLDER**
**OF**
**AMERCIAN PREMIUM WATER CORPORATION**
**January 2, 2014**

The undersigned, being the sole member of the board of directors (the "Board of Directors") and a shareholder that represents the majority of all of the issued and outstanding common stock (the "Shareholder") of **AMERCIAN PREMIUM WATER CORPORATION,** a Nevada corporation (the "Company"), do hereby consent in writing to the actions set forth in the following resolutions and direct that this consent be filed with the minutes of the Company:

**WHEREAS,** the Board of Directors and Shareholder have deemed it advisable and in the best interest of the Company to reverse split the shares of the common stock issued and outstanding of the Company at a ratio of 1000 for every 1 share issued and outstanding.of the Company (the "Share Capital Decrease") by way of filing a certificate of amendment to the certificate of incorporation of the Company (the "Amendment") with Secretary of State of the State of Nevada; and further;

**NOW, THEREFORE, BE IT RESOLVED,** that the Company be, and hereby is, authorized and empowered to file the Amendment with Secretary of State of the State of Nevada in order to effect the Share Capital Decrease; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to execute, deliver, and perform the Share Capital Decrease, the Amendment, and each of the exhibits and schedules thereto and all other agreements, instruments and documents in connection therewith and each of the transactions contemplated thereby (collectively, the "Transactions") with such amendments, modifications and supplements thereto as the officers of the Company, or any of them acting singly, shall approve, the execution by the officers, or any of them acting singly, to constitute conclusive evidence of the approval of the terms of the Amendment; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to take any and all further action necessary, appropriate or desirable in connection with each of the Transaction, the Amendment, each of the other documents described or otherwise defined therein, and the Transactions, including, without limitation, the execution, delivery and filing on behalf of and in the name of the Company of all such amendments thereto and any other agreement, document and instrument as any officer of the Company may deem necessary or desirable in connection therewith; and be it further;

**RESOLVED,** that any officer of the Company, and each of them acting singly, be and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify, deliver, file and record with the appropriate judicial, public and governmental authorities or such other persons or entities, such additional agreements, documents and instruments as such officer of the Company may deem necessary, convenient, appropriate, desirable or proper, as the case may be, to implement the provisions of the foregoing resolutions and to consummate the transactions contemplated thereby, the execution, certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be the conclusive evidence of the authority therefor; and be it further; and

HC
1/2/14

**RESOLVED,** that all actions of any kind heretofore taken by the directors or any of the officers of the Company, on behalf of the Company, in connection with the Transactions and the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

**IN WITNESS WHEREOF,** the foregoing resolutions were duly adopted by the Board of Directors and Shareholder that represents all of the issued and outstanding common stock of the Company as of the date first above written.

**Members of the Board of Directors:**

Al Culbreth, CEO
American Premium Water Corporation

**Shareholder:**

Al Culbreth

1/2/14

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*090203*

| Filed in the office of | Document Number 20140089425-05 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 02/05/2014 8:00 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH, The amount of the total stock of this corporation is authorized to issue is Two Billion-Twenty Million (2,020,000,000), which shall consist of Two Billion (2,000,000,000), shares, $0.001 par value per share, designated as common stock ("Common Stock"), and Twenty Million (20,000,000) shares $0.001 par value per share, designated as Preferred Stock ("Preferred Stock"). Except as otherwise provided by law, the shares of stock of the corporation, regardless of class, may be issued by the corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Unanimous

4. Effective date and time of filing: (optional) Date: 2/4/14 Time: 4:50pm EST

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] CEO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**UNANIMOUS WRITTEN CONSENT**
**OF**
**THE BOARD OF DIRECTORS**
**OF**
**AMERCIAN PREMIUM WATER CORPORATION**
**February 4, 2014**

The undersigned, being the sole member of the board of directors (the "Board of Directors") and a shareholder of **AMERCIAN PREMIUM WATER CORPORATION**, a Nevada corporation (the "Company"), do hereby consent in writing to the actions set forth in the following resolutions and direct that this consent be filed with the minutes of the Company:

WHEREAS, the Board of Directors have deemed it advisable and in the best interest of the Company to INCREASE THE AUTHORIZED SHARES OF PREFERED STOCK FROM TEN MILLION (10,000,000) TO TWENTY MILLION (20,000,000), (the "Increase"), by way of filing a certificate of amendment to the certificate of incorporation of the Company (the "Amendment") with Secretary of State of the State of Nevada; and further;

**NOW, THEREFORE, BE IT RESOLVED**, that the Company be, and hereby is, authorized and empowered to file the Amendment with Secretary of State of the State of Nevada in order to effect the Share Capital Increase; and be it further;

**RESOLVED**, that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to execute, deliver, and perform the Share Capital Increase, the Amendment, and each of the exhibits and schedules thereto and all other agreements, instruments and documents in connection therewith and each of the transactions contemplated thereby (collectively, the "Transactions") with such amendments, modifications and supplements thereto as the officers of the Company, or any of them acting singly, shall approve, the execution by the officers, or any of them acting singly, to constitute conclusive evidence of the approval of the terms of the Amendment; and be it further;

**RESOLVED**, that any officer of the Company, and each of them acting singly, be and hereby is, authorized and empowered, on behalf of and in the name of the Company, to take any and all further action necessary, appropriate or desirable in connection with each of the Transaction, the Amendment, each of the other documents described or otherwise defined therein, and the Transactions, including, without limitation, the execution, delivery and filing on behalf of and in the name of the Company of all such amendments thereto and any other agreement, document and instrument as any officer of the Company may deem necessary or desirable in connection therewith; and be it further;

**RESOLVED**, that any officer of the Company, and each of them acting singly, be and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify, deliver, file and record with the appropriate judicial, public and governmental authorities or such other persons or entities, such additional agreements, documents and instruments as such officer of the Company may deem necessary, convenient, appropriate, desirable or proper, as the case may be, to implement the provisions of the foregoing resolutions and to consummate the transactions contemplated thereby, the execution, certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be the conclusive evidence of the authority therefor; and be it further; and

**RESOLVED**, that all actions of any kind heretofore taken by the directors or any of the officers of the Company, on behalf of the Company, in connection with the Transactions and the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

re

**IN WITNESS WHEREOF,** the foregoing resolutions were duly adopted by the Board of Directors of the Company as of the date first above written.

**Members of the Board of Directors:**

2/4/14

Al Culbreth, CEO
American Premium Water Corporation

*090101*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20140442191-78 |
| --- | --- |
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 06/18/2014 1:10 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

BY A VOTE OF A MAJORITY OF THE SHAREHOLDERS OF AMERICAN PREMIUM WATER CORPORATION THE AUTHORIZED SHARES OF COMMON STOCK (Par Value $0.0001) OF THE CORPORATION IS HEREBY REDUCED FROM TWO BILLION (2,000,000,000) TO TEN MILLION FOUR HUNDRED THOUSAND (10,400,000) EFFECTIVE JUNE 18, 2014.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 6/18/14 Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Authorized Signature

X [signature] Authorized Signature

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-Before
Revised: 8-31-11

*090101*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number 20140503794-65 |
|---|---|
| [signature] Ross Miller Secretary of State State of Nevada | Filing Date and Time 07/14/2014 8:20 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

BY A VOTE OF A MAJORITY OF THE SHAREHOLDERS OF AMERICAN PREMIUM WATER CORPORATION THE AUTHORIZED SHARES OF COMMON STOCK (Par value $0.0001) OF THE CORPORATION IS HEREBY INCREASED FROM TEN MILLION FOUR HUNDRED THOUSAND (10,400,000) TO ELEVEN MILLION ONE HUNDRED THOUSAND (11,100,000) SHARES EFFECTIVE JULY 14, 2014.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 7/14/14 Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
**Authorized Signature**

X Jimmie N. Carter
**Authorized Signature**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090101*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| [signature] | 20140505327-59 |
| Ross Miller<br>Secretary of State<br>State of Nevada | Filing Date and Time<br>07/14/2014 2:10 PM |
| | Entity Number<br>C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

BY A VOTE OF A MAJORITY OF THE SHAREHOLDERS OF AMERICAN PREMIUM WATER CORPORATION THE AUTHORIZED SHARES OF COMMON STOCK (Par Value $0.0001) OF THE CORPORATION IS HEREBY REDUCED FROM ELEVEN MILLION ONE HUNDRED THOUSAND SHARES (11,100,000) TO TEN MILLION FOUR HUNDRED THOUSAND SHARES (10,400,000) EFFECTIVE JULY 14, 2014.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 7/14/14 Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] X Jimmie N. Carter

Authorized Signature Authorized Signature

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090203*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number<br>**20140558111-68** |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | Filing Date and Time<br>**08/01/2014 11:50 AM** |
| | Entity Number<br>**C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

ON AUGUST 01, 2014 THE AMENDMENT TO THE ARTICLES OF INCORPORATION WAS APPROVED BY A MAJORITY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS SIGNED BY THE STOCKHOLDER(S) CONSTITUTING A MAJORITY OF THE VOTING POWER (THE "MAJORITY STOCKHOLDERS") ENTITLED TO VOTE. THE ARTICLES OF INCORPORATION HAVE BEEN AMENDED AS FOLLOWS: THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PAR VALUE $0.0001) WHICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE SHALL BE 13,000,000 (THIRTEEN MILLION) SHARES OF COMMON STOCK.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100 %

4. Effective date and time of filing: (optional) Date: August 01, 2014 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

*090203*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number 20140622101-19 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 08/28/2014 10:45 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

ON AUGUST 28, 2014 THE AMENDMENT TO THE ARTICLES OF INCORPORATION WAS APPROVED BY A MAJORITY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS SIGNED BY THE STOCKHOLDER(S) CONSTITUTING A MAJORITY OF THE VOTING POWER (THE "MAJORITY STOCKHOLDERS") ENTITLED TO VOTE. THE ARTICLES OF INCORPORATION HAVE BEEN AMENDED AS FOLLOWS: THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PAR VALUE $0.001) WHICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE SHALL BE 16,000,000 (SIXTEEN MILLION) SHARES OF COMMON STOCK.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 08/28/2014 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Jimmie N. Carter

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090203*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of | Document Number **20140818482-68** |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time **12/19/2014 2:30 PM** |
| | Entity Number **C3214-1998** |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

ON DECEMBER 19, 2014 THE AMENDMENT TO THE ARTICLES OF INCORPORATION WAS APPROVED IN A WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS SIGNED BY THE STOCKHOLDER(S) CONSTITUTING A MAJORITY OF THE VOTING POWER (THE"MAJORITY STOCKHOLDERS") ENTITLED TO VOTE. THE ARTICLES OF INCORPORATION HAVE BEEN AMENDED AS FOLLOWS:

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PAR VALUE $0.0001) WHICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE SHALL BE 30,000,000 (THIRTY MILLION) SHARES OF COMMON STOCK.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 12/19/2014 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Jimmie N. Carter

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment
(PURSUANT TO NRS 78.380)

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20150220109-92 |
| Secretary of State | Filing Date and Time: 05/14/2015 9:50 AM |
| State of Nevada | Entity Number: C3214-1998 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:
AMERICAN PREMIUM WATER CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)
BY A VOTE OF A MAJORITY OF THE SHAREHOLDERS OF AMERICAN PREMIUM WATER CORPORATION THE AUTHORIZED SHARES OF COMMON STOCK (PAR VALUE $0.0001) OF THE CORPORATION IS HEREBY INCREASED FROM THIRTY MILLION (30,000,000) TO FIVE HUNDRED MILLION SHARES (500,000,000) EFFECTIVE MAY 13, 2015

3. The undersigned declare that they constitute **at least two-thirds** of the following:
(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: MAY 13, 2015 Time: 5 PM EDT
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Authorized Signature

X [signature] Authorized Signature

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20160165253-81 |
| Barbara K. Cegavske<br>Secretary of State<br>State of Nevada | Filing Date and Time<br>04/12/2016 1:44 PM |
| | Entity Number<br>C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

The Name of the Corporation shall be changed to: LAlpina, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99%

4. Effective date and time of filing: (optional) Date: 4/12/2016 Time: 12:05 pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| | |
|---|---|
| Filed in the office of [signature] Barbara K. Cegavske Secretary of State State of Nevada | Document Number **20160195302-19** |
| | Filing Date and Time **04/29/2016 1:01 PM** |
| | Entity Number **C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT**

**ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LALPINA, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Authorized Preferred Shares is increased from 20 Million to 25 Million, keeping the par value the same at 0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99%

4. Effective date and time of filing: (optional) Date: 4/29/2016 Time: 11:52 am

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
|---|---|
| Barbara K. Cegavske | 20160277500-50 |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 06/20/2016 6:06 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LALPINA, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

THE NAME OF THE CORPORATION WILL BE CHANGE FROM NOW ON TO AMERICAN PREMIUM WATER CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99%

4. Effective date and time of filing: (optional) Date: 6/20/2016 Time: 4:17 PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada | Document Number **20160397903-60** |
|---|---|
| | Filing Date and Time **09/02/2016 11:19 AM** |
| | Entity Number **C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par share value of 0.0001 is raised to 1Billion (1,000.000.000.00)
The Number of Authorized Preferred Shares par share value of 0.001 will remain at 25 million (25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: 8/31/2016 Time: 14:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
|---|---|
| Barbara K. Cegavske | **20160439796-57** |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time **10/03/2016 8:25 AM** |
| | Entity Number **C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par share value of 0.0001 is raised to 2Billion (2,000.000.000.00)
The Number of Authorized Preferred Shares par share value of 0.001 will remain at 25 million (25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: 10/3/2016 Time: 14:00
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X** [signature]

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

*090204*

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20160499382-14 |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 11/15/2016 1:42 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par share value of 0.0001 is raised to 2.5 Billion (2,500,000,000.00)
The Number of Authorized Preferred Shares par share value of 0.001 will remain at 25 million (25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: 11/15/2016 Time: 14:00
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number 20160522053-46 |
| --- | --- |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 12/01/2016 8:00 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par value of 0.0001 is raised to 4.5 Billion ( 4,500,000,000.00

The Number of Authorized Preferred Shares par value of 0.001 will remain at 25 Million ( 25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: 11 / 30 / 2016 Time: 14:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X**

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

*090204*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20170157040-67 |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 04/11/2017 9:49 AM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

AMERICAN PREMIUM WATER CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

The authorized par value shares are being increased to 6,500,000,000
The par value of these shares will remain the same $ 0.0001
The $ 0.001 par value shares will remain the same amount of 25,000,000

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 70%

4. Effective date and time of filing: (optional) Date: April 11, 2017 Time: 12:30 pm EDT

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ____________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090303*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate of Change Pursuant to NRS 78.209

| Filed in the office of | Document Number |
|---|---|
| Barbara K. Cegavske | **20170294093-97** |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time **07/07/2017 6:23 AM** |
| | Entity Number **C3214-1998** |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209
## For Nevada Profit Corporations

1. Name of corporation:

American Premium Water Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

6,500,000,000 with a par value of $0.0001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

6,500,000,000 with a par value of $0.0001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The corporation will issue 1 share of common stock for each 5,000 shares of common stock issued.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares shall be issued. Any fraction of a share of common stock that would otherwise result from the foregoing exchange shall be rounded up to the nearest whole share of common stock.

7. Effective date and time of filing: (optional) Date: July 11, 2017 Time: 9:00 a.m. EDT

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

**X** [signature]

**Signature of Officer**

Chairman

Title

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

*090303*

# Certificate of Change Pursuant to NRS 78.209

| | |
|---|---|
| Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada | Document Number 20170293942-59 |
| | Filing Date and Time 07/07/2017 7:05 AM |
| | Entity Number C3214-1998 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

American Premium Water Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

6,500,000,000 with a par value of $0.0001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

6,500,000,000 with a par value of $0.0001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The corporation will issue 1 share of common stock for each 5,000 shares of common stock issued.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares shall be issued. Any fraction of a share of common stock that would otherwise result from the foregoing exchange shall be rounded up to the nearest whole share of common stock.

7. Effective date and time of filing: (optional) Date: July 11, 2017 Time: 9:00 a.m. EDT

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

Chairman

Title

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090403*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| | |
|---|---|
| Filed in the office of Barbara K. Cegavske Barbara K. Cegavske Secretary of State State of Nevada | Document Number **20170301234-73** |
| | Filing Date and Time **07/13/2017 5:59 AM** |
| | Entity Number **C3214-1998** |

# Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Correction

**(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)**

1. The name of the **entity** for which correction is being made:

American Premium Water Corp.

2. Description of the original document for which correction is being made:

Stock Split

3. Filing date of the original document for which correction is being made: 7/7/2017

4. Description of the inaccuracy or defect:

The Certificate of Change filed under document #20170293942-59 was filed erroneously.

5. Correction of the inaccuracy or defect:

The Certificate of Change shall be declared null and void.

6. Signature:

X [signature]

**Authorized Signature** | President **Title *** | 7/13/2017 **Date**

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number 20170302226-95 |
|---|---|
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 07/14/2017 2:28 PM |
| | Entity Number C3214-1998 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par share value of 0.0001 is reduced to 100 million (100,000,000.00)
The Number of Authorized Preferred Shares par share value of 0.001 will remain at 25 million (25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: 7/12/2017 Time: 14:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
|---|---|
| Barbara K. Cegavske | **20180053136-39** |
| Barbara K. Cegavske<br>Secretary of State | Filing Date and Time<br>**01/26/2018 8:40 AM** |
| State of Nevada | Entity Number<br>**C3214-1998** |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Premium Water Corp

2. The articles have been amended as follows: (provide article numbers, if available)

The Number of Authorized Common Shares par value of 0.0001 is raised to **200 million** (200,000,000)

The Number of Authorized Preferred Shares par value of 0.001 will remain at 25 Million ( 25,000,000.00)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: **1/24/2018** Time: 14:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X** [signature]

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*